UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 20, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     001-33002                  02-08087887
(State or other jurisdiction   (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On August 20, 2007, Louis J. Freeh provided notice that he is resigning from the Board of Directors of L-1 Identity Solutions, Inc. and all Committees thereof effective August 30, 2007. Mr. Freeh expressed a great deal of admiration for the hard work and the leadership team at L-1. There was no disagreement between Mr. Freeh and the Company.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2007
                                           L-1 IDENTITY SOLUTIONS, INC.


                                           By:  /s/  Robert V. LaPenta
                                              ------------------------------
                                              Robert V. LaPenta
                                              Chairman, President and Chief
                                              Executive Officer